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EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Bullion River Gold Corp. (the "Company") on Form 10-KSB/A for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Kuhn, Chief Executive Officer and Principal Financial/Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: April 16, 2008            By:  /s/ Peter Kuhn
                                      ------------------------------------------
                                      Peter Kuhn, President, Chief
                                      Executive Officer, Chief Accounting
                                      Officer and Director